UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                      FORM 8-K/A No. 1
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934



  Date of Report (Date of earliest event reported)  July 8,
                            1999



              PHYAMERICA PHYSICIAN GROUP, INC.
   (Exact name of registrant as specified in its charter)


DELAWARE               001-13460                56-1379244
(State or other       (Commission             (IRS Employer
jurisdiction of       File Number)          Identification
incorporation)                                      No.)



2828 CROASDAILE DRIVE, DURHAM, NC                    27705
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number including area code(919)383-0
355


                COASTAL PHYSICIAN GROUP, INC.
(Former name or former address, if changed since last report
)
PhyAmerica Physician Group, Inc. (Formerly Coastal Physician Group, Inc., "the Company") hereby amends the following items, special-purpose financial statements, exhibits or other portions of its Current Report on Form 8-K dated July 8, 1999, filed on July 23, 1999, as set forth in the pages attached hereto:


Item 7. Special-purpose Financial Statements and Exhibits.

The following special-purpose financial statements and exhibits are filed as part of this report:

(a) Special-purpose Financial Statements of the business acquired:

Audited Special-purpose Financial Statements of Sterling
Healthcare Group, Inc.
          Report of KPMG, LLP, Certified Public Accountants
          Statement of Assets Acquired and Liabilities
Assumed as of June 30, 1999
    Audited Statement of Revenues and Direct Expenses for
    the year ended December        31, 1998 and for the six
    months ended June 30, 1999 (unaudited)

(b) Pro Forma Financial Information:

Unaudited Pro Forma Financial Statements of PhyAmerica
Physician Group, Inc.
          Consolidated Pro Forma Balance Sheet as of June
30, 1999.





























               Sterling Healthcare Group, Inc.
            Special-purpose Financial Statements
         (With Independent Auditors' Report Thereon)



































               Sterling Healthcare Group, Inc.

                      Table of Contents


                                                       Page
Independent Auditors' Report                             1
Special-purpose Financial Statements:
          Consolidated  Statement of Assets Acquired and
Liabilities Assumed
          June 30, 1999                                  2
          Consolidated Statement of Revenues and Direct
Expenses for the
          year ended December 31, 1998 and for the six
months ended
          June 30, 1999 (unaudited)                      3
          Notes to Consolidated Financial Statements
4-8





























                Independent Auditors' Report




To the Board of Directors
PhyAmerica Physician Group, Inc.



We have audited the accompanying consolidated statement of assets acquired and liabilities assumed of Sterling
Healthcare Group, Inc. as of June 30, 1999, and the related consolidated statement of revenues and direct expenses for the year ended December 31, 1998. These statements are the responsibility of Sterling Healthcare Group, Inc.'s management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying consolidated statements were prepared to present the assets acquired and liabilities assumed of Sterling Healthcare Group, Inc. by PhyAmerica Physician Group, Inc. (formerly Coastal Physician Group, Inc.), and the revenues and direct expenses of Sterling Healthcare Group, Inc. pursuant to the purchase agreement described in
Note 1, and is not intended to be a complete presentation of Sterling Health Group, Inc.'s assets and liabilities, results of operations, or cash flows.

In our opinion, the accompanying consolidated statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed, of Sterling Healthcare Group, Inc., as of June 30, 1999, and the revenues and direct expenses for the year ended December 31, 1998, pursuant to the purchase agreement referred to in Note 1, in conformity with generally accepted accounting principles.




                                             KPMG LLP
Raleigh, North Carolina
September 23, 1999



               Sterling Healthcare Group, Inc.
  Consolidated Statement of Assets Acquired and Liabilities
                           Assumed
                        June 30, 1999
                       (In thousands)


             Assets Acquired
Current assets:
 Cash and cash equivalents                 $     3,495
 Trade accounts receivable, net of              63,487
allowance $133,712
 Prepaid expenses and other current assets
                                                1,578
      Total current assets                      68,560
Property and equipment, at cost, net of
    accumulated depreciation of $5,750          1,131
Other assets                                        50
      Total assets acquired                $    69,741

           Liabilities Assumed
Liabilities:
 Accounts payable                          $     4,581
 Accrued physicians fees and medical costs      11,289
 Accrued expenses                                1,294
     Total  liabilities assumed                17,164

Net assets acquired                        $    52,577



See accompanying notes to consolidated financial statements.














               Sterling Healthcare Group, Inc.
   Consolidated Statements of Revenues and Direct Expenses
                        (In thousands)


                                                 Six
                                Year Ended     Months
                                                Ended
                                 December     June 30,
                                 31, 1998       1999
                                              (unaudite
                                                 d)

Operating revenue, net         $     110,941 $    67,152
Medical expenses                    114,226      62,108
 Gross profit                        (3,285)       5,044

Salaries                               7,572       3,642
Benefits                               1,059         604
Supplies                                 158          43
Purchased services                       592         318
Facility costs                         1,621         603
General insurance                          7          --
Other expenses                         3,206       1,209
Depreciation                           1,013         388
      Total operating                 15,228       6,807
expenses

Excess of Direct Expenses over $    (18,513) $   (1,763)
Revenue





See accompanying notes to consolidated financial statements.


















               Sterling Healthcare Group, Inc.

         Notes to Consolidated Financial Statements
                      December 31, 1998

NOTE 1--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES


A. Principles of Consolidation and Basis of Presentation Sterling Healthcare Group, Inc. ("Sterling" or the
"Company") was an emergency physician practice management company which provided a broad range of health care and administrative services to physicians, hospitals, government agencies and other health care organizations. Such services consisted primarily of recruiting physicians and contracting their services to provide staffing to hospital and government facility clients. In addition, the Company assisted its hospital clients in such areas as physician scheduling, operational support, quality assurance and departmental accreditation and provided such administrative services as billing and record keeping with regard to reimbursement. Sterling also owned and operated two primary care offices.

     The accompanying special-purpose consolidated financial statements were prepared on the basis of the historical costs of Sterling Healthcare Group, Inc. and its wholly-owned subsidiary companies. Sterling was a wholly-owned subsidiary of FPA Medical Management, Inc. ("FPA"). The special-purpose financial statements include only certain assets acquired and liabilities assumed by CPG Acquisition Co., a wholly-owned subsidiary of PhyAmerica Physician Group, Inc., formerly Coastal Physician Group, Inc., ("PhyAmerica"), as described in the purchase agreement dated July 8, 1999. Additionally only certain revenues and direct expenses related to the contracts acquired and liabilities assumed are included in the consolidated statements of revenue and direct expenses.
     Certain operating expenses of FPA, including corporate overhead expenses have not been allocated to Sterling's operations. Information as of December 31, 1997 and 1996 and for the years then ended is not presented because the number and nature of contracts active during those periods did not necessarily reflect the assets acquired, or contracts and liabilities assumed by PhyAmerica. Further, because certain expenses have been omitted and the possibility that contracts assumed may terminate in accordance with their terms, the historical financial statements are not necessarily indicative of the results of operations of Sterling going forward.
     All significant intercompany balances and transactions have been eliminated in consolidation. In certain states, the interpretation of laws prohibiting a corporation from providing medical care may apply to the Company's business. As necessary, the Company enters into a service agreement with a professional corporation to provide management services. These and other related agreements meet the requirements for consolidation as contained in Emerging Issues Task Force Consensus 97-2 "Application of APB Opinion No. 16, Business Combinations, and FASB Statement No. 94, Consolidation of All Majority-Owned Subsidiaries, to Physician Practice Management Entities and Certain Other Entities with Contractual Arrangements."


B. Cash and Cash Equivalents
     Cash in excess of daily requirements invested in short-term investments with maturities of three months or less are considered to be cash equivalents for financial statement purposes.


C.  Revenue and Accounts Receivable

     Revenue from patient services is reported on the accrual basis, net of estimated third-party contractual adjustments. Further adjustments are recorded to reflect amounts estimated to be uncollectible based upon individual contract experience. The allowance considered necessary to cover contractual adjustments and uncollectibles is based on an analysis of current and past due accounts, collection experience in relation to amounts billed and other relevant information.

             Accounts receivable due under fee-for-service contracts include an allowance for contractual adjustments and uncollectibles which is charged to operations based on evaluation of potential losses. Contractual adjustments result from the differences between the physician rates for physician services performed and amounts allowed by government-sponsored health care programs, insurance companies and other payors for such services. Uncollectibles represent receivables considered unrecoverable. The allowance considered necessary to cover contractual adjustments and uncollectibles is based on an analysis of current and past due accounts, collection experience in relation to amounts billed and other relevant information.
            The collectibility of certain accounts
receivable, primarily amounts due from Medicare and Medicaid, may be dependent upon the completion of physician enrollment documentation, delivery of that information to payor and compliance by the payors with certain court orders regarding payment of claims, particularly those claims which may have exceeded deadlines for submission.
     Although the Company believes amounts provided are adequate, the ultimate amounts uncollectible could be in excess of the amounts provided. These receivables are geographically dispersed throughout the United States.


D. Contracts
     As of June 30, 1999, the Company provided physician practice management services to 127 hospital-based emergency departments and two correctional institutional health facilities in 25 states. The Company contracted with approximately 1,900 affiliated physicians. The Company typically contracts to provide all necessary physician coverage for hospital departments on a 24-hour, 365-day basis. The Company identifies and recruits physicians as candidates for admission to a client's medical staff and coordinates the on-going scheduling of staff physicians, who provide clinical coverage in the area of emergency medicine. The Company may also provide an on-site medical director for the hospital's emergency department, who works directly with the hospital medical staff and administration in such areas as quality assurance, risk management and departmental accreditation.

     Contractual arrangements with hospitals are primarily
(a) flat rate contracts whereby the Company receives fees from hospitals based on hours of physician coverage provided and (b) fee-for-service contracts whereby the Company bills and collects the charges for medical services rendered by the Company's contracted health care professionals and assumes the financial risks related to patient volume, payor mix, reimbursement rates, and collection.
            The Company provides physician practice
management services to hospitals under contracts that generally have terms of one or two years, renewable automatically under the same terms and conditions unless either party gives the other written notice of its intent not to renew prior to the end of the then current term, during a period specified by the contract.

             Below is data about the Company's historical contract retention experience:

                                 Six Months   Years Ended
                               Ended June 30, December 31,
                                    1999    1998 1997 1996

Number of contracts at beginning of period   134  148  104
93
  Number of contracts terminated and not
  renewed during the period         (14)    (35) (12) (20)
  New contracts during the period     9       21   56  31

Number of contracts at end of period129      134  148 104


E. Use of Estimates
     The preparation of the consolidated special-purpose financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated special -purpose financial statements and the accompanying notes. Actual results could differ from those estimates.


F.   Property and Equipment

     Property and equipment is recorded at cost.
Depreciation expense is computed using the straight-line method over the estimated useful lives (5-30 years) of the respective assets. Equipment under capital leases is amortized using the straight-line method over the shorter period of the lease term or the estimated useful life of the equipment. Maintenance and repairs are charged to expense as incurred. Significant renewals or betterments are capitalized. When property and equipment are retired, or otherwise disposed of, the cost and related accumulated depreciation are removed from their respective accounts and any gain or loss is reflected in earnings.


G.   Current Assets

     Other current assets consist primarily of prepaid professional liability insurance.


H.   Professional Liability Insurance

     The Company and its independent contractor physicians and other retained healthcare providers are currently covered by various policies of professional liability insurance underwritten by an insurance company not affiliated with the Company. Coverage is provided in amounts the Company deems to be appropriate, based upon historical claims and the nature and risks of the Company's business. The professional liability insurance coverage is generally written on a claims-made basis. Effective as of July 1, 1999, there are non deductibles or self-insured retentions. There can be no assurance that a future claim for medical professional liability will not exceed the limits of the Company's available insurance coverage or that such coverage will continue to be available at acceptable costs or at all; however, management believes that it will be able to continue to arrange for such insurance coverage on acceptable terms. The insurance provides coverage, subject to the policy terms and conditions and limits of coverage, in the event that the Company is held liable as a defendant or co-defendant in a claim or lawsuit alleging liability arising as a result of actions by an independent contractor physician providing services at a contracted hospital or other client. The Company does not control the practice of medicine by physicians or the compliance with certain other regulatory and other requirements directly applicable to the physicians or hospitals. The likelihood that the Company could be held vicariously liable for the negligence of a physician could be increased if such physician were determined to be an employee or other agent of the Company.

     Professional liability insurance expenses allocated to the specific contracts purchased were based on relative physician compensation expense.



I.   Liabilities Assumed

     On July 8, 1999, PhyAmerica assumed $17,163,878 in operating liabilities with the purchase and assumption of the assets and liabilities respectively, as stated in the purchase agreement. These liabilities primarily consisted of physician compensation, trade payables and other accrued expenses.


     Presentation of Expenses

     Costs of medical services are recorded as expenses in the period in which they are incurred. All physician costs and medical support services costs and expenses are fixed to the extent that they are direct costs. Physician costs and expenses are comprised primarily of fees paid to physicians.
























          UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Consolidated Pro Forma Financial
Information should be read in conjunction with the separate historical consolidated financial statements and notes thereto of Sterling Healthcare Group, Inc.








































              PHYAMERICA PHYSICIAN GROUP, INC.
              Unaudited Pro Forma Balance Sheet
                        June 30, 1999
                       (In thousands)

                          PhyAmeri    Sterlin    Adjustme         Total
                             ca          g         nts
        Assets
Current assets:
 Cash and cash           $    1,663  $   3,495 $       600  (a,  $  5,758
equivalents                                                b,c
                                                            )
 Trade accounts              27,013     63,487    (58,445)   d     32,055
receivable, net
     Reserves held by         5,656         --      10,243   d     15,899
NCFE
 Accounts receivable,         6,680         --     (5,000)   b      1,680
other
    Receivables from            348         --          --            348
related party
 Prepaid expenses and
other current assets         6,052      1,578       3,658   d     11,288
            Total           47,412     68,560    (48,944)         67,028
current assets
Property and equipment,
at cost, less                5,693      1,131          --          6,824
accumulated
depreciation
Excess of cost over fair
value of net assets          2,160         --      16,915   c     19,075
acquired, net
Other assets                  3,333         50          --          3,383
      Total assets       $   58,598  $  69,741 $  (32,029)       $ 96,310

   Liabilities and
 Shareholders' Equity
Current liabilities:
 Current maturities and
other short-term        $   88,749  $      -- $        --       $ 88,749
borrowings
 Accounts payable            20,266      4,581          --         24,847
     Payable to related         181         --          --            181
party
 Accrued physicians
fees and medical costs       9,794     11,289     (4,400)   b     16,683
 Accrued expenses             7,472      1,294          --          8,766
     Total current         126,462     17,164     (4,400)         139,22
liabilities                                                            6
Long-term debt,
excluding current            2,940         --      24,948  (a,    27,888
maturities                                                 d)
      Total liabilities     129,402     17,164      20,548         167,11
                                                                       4
Shareholders' equity
(deficit):
Preferred stock $.01 par
value; shares
authorized 10,000;
shares issued and
outstanding 445
 Series D convertible
preferred stock shares
authorized 1,200;
shares issued and                4         --          --              4
outstanding 445
    Additional paid-in
capital preferred            2,061         --          --          2,061
stock
 Common stock $.01 par
value; shares
authorized 100,000;
shares issued and              380         --          --            380
outstanding 37,953
 Additional paid-in         176,222         --          --         176,22
capital                                                                2
    Common stock              1,675         --          --          1,675
warrants
 Accumulated deficit       (251,146         --          --         (251,1
                                 )                                46)
      Total                (70,804)         --          --         (70,80
shareholders' deficit                                                 4)
     Total liabilities
and  shareholders'      $   58,598  $  17,164 $    20,548       $ 96,310
deficit





See accompanying notes to consolidated financial statements.


Explanation of adjustments:
     Financing provided to PhyAmerica Physician Group, Inc., by National Century Financial Enterprises, Inc.
     Elimination of  intercompany  transactions.
     Goodwill recorded on purchase of Sterling.
     Sale of accounts receivables acquired from Sterling
Healthcare Group, Inc., to National Century Financial
Enterprises, Inc.















                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PHYAMERICA PHYSICIAN GROUP, INC.
                                         (Registrant)





Date: September 24, 1999             By: /S/Steven M. Scott,
M.D.
                                        Steven M. Scott,
M.D.
                                        President and Chief
                                        Executive Officer


Date: September 24, 1999             By: /S/W. Randall Dick
erson
                                        W. Randall Dickerson
                                        Executive Vice
                                        President and Chief
                                        Financial Officer